News Release

Trustmark Corporation Announces Third Quarter 2008 Financial Results
and Declares $0.23 Quarterly Cash Dividend

Jackson, Miss. – October 28, 2008 – Trustmark Corporation (NASDAQ:TRMK) announced net income of $23.4 million in the third quarter of 2008, which represented basic earnings per share of $0.41.  Trustmark’s third quarter 2008 net income produced returns on average tangible equity and average assets of 15.16% and 1.02%, respectively.  During the first nine months of 2008, Trustmark’s net income totaled $67.1 million, which represented basic earnings per share of $1.17.  Trustmark’s performance during this period resulted in returns on average tangible equity and average assets of 14.80% and 0.99%, respectively.  Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per common share.  The dividend is payable December 15, 2008, to shareholders of record on December 1, 2008.

Richard G. Hickson, Chairman and CEO, stated, “Earnings during the quarter reflect the core operating strength of Trustmark.  Results include enhanced capital strength, an expanded net interest margin, a lower provision for loan losses and disciplined expense management.  These are very significant accomplishments in light of volatile financial markets and continuing economic uncertainty.  While the magnitude and duration of the economic slowdown remains unknown, Trustmark’s strong capital position, solid balance sheet and over a century of experience have well positioned us to successfully address the challenges confronting the banking industry.”

Credit Quality
•	Nonperforming assets increased $19.6 million, representing 1.99% of total loans and other real estate
•	Net charge-offs declined to $10.2 million, or 0.58% of average loans
•	Provision for loan losses totaled $14.5 million

During the third quarter, Trustmark’s nonaccrual loans increased $10.0 million primarily due to a single energy-related credit in the Corporation’s Houston, Texas market.  This exposure is well secured, appropriately reserved, and no additional write-downs are anticipated.  We continued to devote significant resources to managing credit risks resulting from the slowdown in residential real estate.  Nonaccrual loans in Trustmark’s Florida and Mississippi markets were relatively unchanged when compared to the prior quarter while nonaccrual loans declined 23.1% in the Corporation’s Tennessee market.  Total other real estate increased $9.6 million during the quarter, principally due to foreclosures in Florida.

Collectively, Trustmark’s nonperforming assets increased $19.6 million during the quarter to total $137.7 million, or 1.99% of total loans and other real estate, as of September 30, 2008.  Net charge-offs were $10.2 million in the third quarter of 2008 compared to $26.3 million in the prior quarter.  The provision for loan losses in the third quarter totaled $14.5 million compared to $31.0 million in the prior quarter.  Allocation of Trustmark’s $90.9 million allowance for loan losses represented 1.76% of commercial loans and 0.64% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.35%.

Enhanced Capital Strength
•	Internally generated tangible equity increased $45.9 million from prior year to $633.0 million
•	Total risk-based capital expanded to 11.80%, exceeding “well-capitalized” standards
•	Pursuing cost-effective capital investment from U.S. Treasury

The current economic and financial environments are significantly changing the landscape of the banking industry.  In an effort to position Trustmark for continued success in this challenging environment, we have evaluated the U.S. Treasury’s preferred stock investment initiative.  Trustmark intends to apply for this cost-effective capital in an effort to take advantage of growth and expansion opportunities that may arise as well as to reinforce our strong capital position.

Net Interest Margin Expanded to 4.01%
•	Security yields increased
•	Lower funding costs effectively offset lower loan yields

Average loans declined $153.2 million during the third quarter relative to the prior period as a result of Trustmark’s continuing strategy to reduce real estate construction, residential mortgage and auto loan exposure.  Average investment securities increased $53.2 million during the quarter as a positively sloped yield curve created an opportunity to enhance future net interest income.  Declining funding costs more than offset lower yields on earning assets, resulting in a 10 basis point increase in the net interest margin to 4.01%.

Disciplined Expense Management
•	Salary and benefit expense remained well controlled
•	Increased deposit insurance expense
•	Efficiency ratio of 58.85%

In the third quarter of 2008, noninterest expense totaled $72.7 million, an increase of $3.1 million relative to the prior quarter.  Deposit insurance expense increased $1.0 million as credits granted in connection with a new deposit assessment system were fully utilized during the quarter.  Loan and foreclosure expenses increased $1.2 million.  Excluding these increased insurance and loan expenses, noninterest expense during the third quarter increased $900 thousand. Ongoing human capital management initiatives and continued awareness of expense management across the organization are reflected in the Corporation’s efficiency ratio of 58.85% during the third quarter.  Trustmark remains committed to identifying additional reengineering and efficiency opportunities to enhance shareholder value.

ADDITIONAL INFORMATION
As previously announced, Trustmark will conduct a conference call with analysts on Wednesday, October 29 at 10:00 a.m. Central Time to discuss the Corporation's financial results. Interested parties may listen to the conference call by dialing (877) 397-0300, passcode 4275653 or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com. A replay of the conference call will also be available through Wednesday, November 5, 2008 in archived format at the same web address or by calling (888) 203-1112, passcode 4275653.

Trustmark is a financial services company providing banking and financial solutions through over 150 offices and 2,600 associates in Florida, Mississippi, Tennessee and Texas.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this document are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of current volatility in the credit and financial markets, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological  changes, changes  in the financial performance or condition of Trustmark’s borrowers, the ability to control expenses, changes in Trustmark’s compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark’s filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Contacts:
Investors:	Louis E. Greer	Joseph Rein
	Treasurer and	First Vice President
	Principal Financial Officer	601-208-6898
601-208-2310

Media:	Melanie A. Morgan
Senior Vice President
601-208-2979

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION SEPTEMBER 30, 2008 ($ in thousands except per share data) (unaudited)

				Linked Quarter		Year over Year
QUARTERLY AVERAGE BALANCES	9/30/2008	6/30/2008	9/30/2007	$ Change	% Change	$ Change	% Change
Securities AFS-taxable	$822,995	$769,790	$525,858	$53,205	6.9%	$297,137	56.5%
Securities AFS-nontaxable	39,886	35,869	48,818	4,017	11.2%	(8,932)	-18.3%
Securities HTM-taxable	184,001	186,047	194,356	(2,046)	-1.1%	(10,355)	-5.3%
Securities HTM-nontaxable	74,937	76,940	84,767	(2,003)	-2.6%	(9,830)	-11.6%
Total securities	1,121,819	1,068,646	853,799	53,173	5.0%	268,020	31.4%
Loans (including loans held for sale)	6,927,270	7,080,495	6,970,434	(153,225)	-2.2%	(43,164)	-0.6%
Fed funds sold and rev repos	17,401	30,567	30,201	(13,166)	-43.1%	(12,800)	-42.4%
Other earning assets	37,323	41,481	33,341	(4,158)	-10.0%	3,982	11.9%
Total earning assets	8,103,813	8,221,189	7,887,775	(117,376)	-1.4%	216,038	2.7%
Allowance for loan losses	(88,643)	(82,962)	(70,950)	(5,681)	6.8%	(17,693)	24.9%
Cash and due from banks	246,515	253,545	260,997	(7,030)	-2.8%	(14,482)	-5.5%
Other assets	810,449	782,986	759,626	27,463	3.5%	50,823	6.7%
Total assets	$9,072,134	$9,174,758	$8,837,448	$(102,624)	-1.1%	$234,686	2.7%

Interest-bearing demand deposits	$1,222,087	$1,258,281	$1,166,548	$(36,194)	-2.9%	$55,539	4.8%
Savings deposits	1,774,188	1,867,438	1,671,993	(93,250)	-5.0%	102,195	6.1%
Time deposits less than $100,000	1,532,630	1,568,802	1,575,320	(36,172)	-2.3%	(42,690)	-2.7%
Time deposits of $100,000 or more	1,108,677	1,051,716	1,037,785	56,961	5.4%	70,892	6.8%
Total interest-bearing deposits	5,637,582	5,746,237	5,451,646	(108,655)	-1.9%	185,936	3.4%
Fed funds purchased and repos	659,312	618,227	491,488	41,085	6.6%	167,824	34.1%
Short-term borrowings	156,880	202,778	314,264	(45,898)	-22.6%	(157,384)	-50.1%
Subordinated notes	49,728	49,720	49,696	8	0.0%	32	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Total interest-bearing liabilities	6,573,606	6,687,066	6,377,198	(113,460)	-1.7%	196,408	3.1%
Noninterest-bearing deposits	1,415,402	1,409,371	1,423,745	6,031	0.4%	(8,343)	-0.6%
Other liabilities	136,229	134,237	135,469	1,992	1.5%	760	0.6%
Shareholders' equity	946,897	944,084	901,036	2,813	0.3%	45,861	5.1%
Total liabilities and equity	$9,072,134	$9,174,758	$8,837,448	$(102,624)	-1.1%	$234,686	2.7%

				Linked Quarter		Year over Year
PERIOD END BALANCES	9/30/2008	6/30/2008	9/30/2007	$ Change	% Change	$ Change	% Change
Cash and due from banks	$235,016	$296,628	$306,107	$(61,612)	-20.8%	$(71,091)	-23.2%
Fed funds sold and rev repos	14,782	23,901	28,625	(9,119)	-38.2%	(13,843)	-48.4%
Securities available for sale	907,629	908,949	519,920	(1,320)	-0.1%	387,709	74.6%
Securities held to maturity	256,323	260,741	278,385	(4,418)	-1.7%	(22,062)	-7.9%
Loans held for sale	154,162	184,858	133,693	(30,696)	-16.6%	20,469	15.3%
Loans	6,740,730	6,859,375	6,917,541	(118,645)	-1.7%	(176,811)	-2.6%
Allowance for loan losses	(90,888)	(86,576)	(72,368)	(4,312)	5.0%	(18,520)	25.6%
Net Loans	6,649,842	6,772,799	6,845,173	(122,957)	-1.8%	(195,331)	-2.9%
Premises and equipment, net	156,298	154,026	146,630	2,272	1.5%	9,668	6.6%
Mortgage servicing rights	78,550	76,209	73,253	2,341	3.1%	5,297	7.2%
Goodwill	291,145	291,145	291,177	-	0.0%	(32)	0.0%
Identifiable intangible assets	24,887	25,958	29,313	(1,071)	-4.1%	(4,426)	-15.1%
Other assets	317,639	319,835	258,711	(2,196)	-0.7%	58,928	22.8%
Total assets	$9,086,273	$9,315,049	$8,910,987	$(228,776)	-2.5%	$175,286	2.0%

Deposits:
Noninterest-bearing	$1,526,374	$1,443,553	$1,435,231	$82,821	5.7%	$91,143	6.4%
Interest-bearing	5,411,304	5,680,130	5,467,221	(268,826)	-4.7%	(55,917)	-1.0%
Total deposits	6,937,678	7,123,683	6,902,452	(186,005)	-2.6%	35,226	0.5%
Fed funds purchased and repos	592,818	748,137	525,142	(155,319)	-20.8%	67,676	12.9%
Short-term borrowings	369,037	260,812	340,598	108,225	41.5%	28,439	8.3%
Subordinated notes	49,733	49,725	49,701	8	0.0%	32	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Other liabilities	117,905	126,703	115,453	(8,798)	-6.9%	2,452	2.1%
Total liabilities	8,137,275	8,379,164	8,003,450	(241,889)	-2.9%	133,825	1.7%
Common stock	11,944	11,938	11,933	6	0.1%	11	0.1%
Capital surplus	128,617	126,881	123,227	1,736	1.4%	5,390	4.4%
Retained earnings	824,768	814,674	787,356	10,094	1.2%	37,412	4.8%
Accum other comprehensive
loss, net of tax	(16,331)	(17,608)	(14,979)	1,277	-7.3%	(1,352)	9.0%
Total shareholders' equity	948,998	935,885	907,537	13,113	1.4%	41,461	4.6%
Total liabilities and equity	$9,086,273	$9,315,049	$8,910,987	$(228,776)	-2.5%	$175,286	2.0%

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION SEPTEMBER 30, 2008 ($ in thousands except per share data) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
INCOME STATEMENTS	9/30/2008	6/30/2008	9/30/2007	$ Change	% Change	$ Change	% Change
Interest and fees on loans-FTE	$105,706	$109,023	$129,394	$(3,317)	-3.0%	$(23,688)	-18.3%
Interest on securities-taxable	12,117	11,079	7,181	1,038	9.4%	4,936	68.7%
Interest on securities-tax exempt-FTE	1,946	1,943	2,422	3	0.2%	(476)	-19.7%
Interest on fed funds sold and rev repos	98	168	397	(70)	-41.7%	(299)	-75.3%
Other interest income	407	475	482	(68)	-14.3%	(75)	-15.6%
Total interest income-FTE	120,274	122,688	139,876	(2,414)	-2.0%	(19,602)	-14.0%
Interest on deposits	32,860	36,881	50,423	(4,021)	-10.9%	(17,563)	-34.8%
Interest on fed funds pch and repos	3,123	3,019	5,898	104	3.4%	(2,775)	-47.0%
Other interest expense	2,653	2,923	6,186	(270)	-9.2%	(3,533)	-57.1%
Total interest expense	38,636	42,823	62,507	(4,187)	-9.8%	(23,871)	-38.2%
Net interest income-FTE	81,638	79,865	77,369	1,773	2.2%	4,269	5.5%
Provision for loan losses	14,473	31,012	4,999	(16,539)	-53.3%	9,474	n/m
Net interest income after provision-FTE	67,165	48,853	72,370	18,312	37.5%	(5,205)	-7.2%
Service charges on deposit accounts	13,886	13,223	13,849	663	5.0%	37	0.3%
Insurance commissions	9,007	8,394	8,983	613	7.3%	24	0.3%
Wealth management	6,788	7,031	6,507	(243)	-3.5%	281	4.3%
General banking - other	5,813	6,053	6,111	(240)	-4.0%	(298)	-4.9%
Mortgage banking, net	4,323	6,708	2,503	(2,385)	-35.6%	1,820	72.7%
Other, net	2,131	6,999	3,593	(4,868)	-69.6%	(1,462)	-40.7%
Nonint inc-excl sec gains, net	41,948	48,408	41,546	(6,460)	-13.3%	402	1.0%
Security gains, net	2	58	23	(56)	-96.6%	(21)	-91.3%
Total noninterest income	41,950	48,466	41,569	(6,516)	-13.4%	381	0.9%
Salaries and employee benefits	42,859	42,771	42,257	88	0.2%	602	1.4%
Services and fees	9,785	9,526	9,285	259	2.7%	500	5.4%
Net occupancy-premises	5,153	4,850	4,753	303	6.2%	400	8.4%
Equipment expense	4,231	4,144	3,922	87	2.1%	309	7.9%
Other expense	10,706	8,323	8,271	2,383	28.6%	2,435	29.4%
Total noninterest expense	72,734	69,614	68,488	3,120	4.5%	4,246	6.2%
Income before income taxes and tax eq adj	36,381	27,705	45,451	8,676	31.3%	(9,070)	-20.0%
Tax equivalent adjustment	2,242	2,247	2,283	(5)	-0.2%	(41)	-1.8%
Income before income taxes	34,139	25,458	43,168	8,681	34.1%	(9,029)	-20.9%
Income taxes	10,785	7,906	14,087	2,879	36.4%	(3,302)	-23.4%
Net income	$23,354	$17,552	$29,081	$5,802	33.1%	$(5,727)	-19.7%

n/m - percentage changes greater than +/- 100% are considered not meaningful

Per Share Data
Earnings per share - basic	$0.41	$0.31	$0.51	$0.10	32.3%	$(0.10)	-19.6%

Earnings per share - diluted	$0.41	$0.31	$0.51	$0.10	32.3%	$(0.10)	-19.6%

Dividends per share	$0.23	$0.23	$0.22	$-	0.0%	$0.01	4.5%

Weighted average shares outstanding
Basic	57,298,710	57,296,449	57,267,119

Diluted	57,337,342	57,335,393	57,526,573

Period end shares outstanding	57,324,627	57,296,449	57,272,408

OTHER FINANCIAL DATA
ROA	1.02%	0.77%	1.31%
ROE	9.81%	7.48%	12.80%
Return on average tangible equity	15.16%	11.70%	20.41%
Interest margin - Yield - FTE	5.90%	6.00%	7.04%
Interest margin - Cost - FTE	1.90%	2.10%	3.14%
Net interest margin - FTE	4.01%	3.91%	3.89%
Rate on interest-bearing liabilities	2.34%	2.58%	3.89%
Efficiency ratio	58.85%	56.64%	57.98%
EOP Employees - FTE	2,623	2,637	2,635

COMMON STOCK PERFORMANCE
Market value-Close	$20.74	$17.65	$28.04
Book value	$16.55	$16.33	$15.85
Tangible book value	$11.04	$10.80	$10.25
Market/Book value	125.32%	108.08%	176.91%
Market/Tangible book value	187.83%	163.43%	273.56%

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION SEPTEMBER 30, 2008 ($ in thousands except per share data) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
NONPERFORMING ASSETS	9/30/2008	6/30/2008	9/30/2007	$ Change	% Change	$ Change	% Change
Nonaccrual loans
Florida	$71,125	$70,484	$19,536	$641	0.9%	$51,589	n/m
Mississippi (1)	12,727	12,572	16,641	155	1.2%	(3,914)	-23.5%
Tennessee (2)	4,012	5,216	4,956	(1,204)	-23.1%	(944)	-19.0%
Texas	17,418	7,039	4,316	10,379	n/m	13,102	n/m
Total nonaccrual loans	105,282	95,311	45,449	9,971	10.5%	59,833	n/m
Other real estate
Florida	18,265	10,398	1,175	7,867	75.7%	17,090	n/m
Mississippi (1)	6,062	5,258	917	804	15.3%	5,145	n/m
Tennessee (2)	7,924	6,778	3,726	1,146	16.9%	4,198	n/m
Texas	214	438	52	(224)	-51.1%	162	n/m
Total other real estate	32,465	22,872	5,870	9,593	41.9%	26,595	n/m
Total nonperforming assets	$137,747	$118,183	$51,319	$19,564	16.6%	$86,428	n/m

LOANS PAST DUE OVER 90 DAYS
Loans	$3,622	$3,056	$9,521	$566	18.5%	$(5,899)	-62.0%
Loans HFS-Guaranteed GNMA serviced loans	20,332	15,809	9,539	4,523	28.6%	10,793	n/m
Total loans past due over 90 days	$23,954	$18,865	$19,060	$5,089	27.0%	$4,894	25.7%

	Quarter Ended			Linked Quarter		Year over Year
ALLOWANCE FOR LOAN LOSSES	9/30/2008	6/30/2008	9/30/2007	$ Change	% Change	$ Change	% Change
Beginning Balance	$86,576	$81,818	$70,948	$4,758	5.8%	$15,628	22.0%
Provision for loan losses	14,473	31,012	4,999	(16,539)	-53.3%	9,474	n/m
Charge-offs	(12,732)	(28,820)	(6,417)	16,088	-55.8%	(6,315)	98.4%
Recoveries	2,571	2,566	2,838	5	0.2%	(267)	-9.4%
Net charge-offs	(10,161)	(26,254)	(3,579)	16,093	-61.3%	(6,582)	n/m
Ending Balance	$90,888	$86,576	$72,368	$4,312	5.0%	$18,520	25.6%

PROVISION FOR LOAN LOSSES
Florida	$3,167	$24,145	$3,364	$(20,978)	-86.9%	$(197)	-5.9%
Mississippi (1)	8,476	3,667	(798)	4,809	n/m	9,274	n/m
Tennessee (2)	27	2,440	1,153	(2,413)	-98.9%	(1,126)	-97.7%
Texas	2,803	760	1,280	2,043	n/m	1,523	n/m
Total provision for loan losses	$14,473	$31,012	$4,999	$(16,539)	-53.3%	$9,474	n/m

NET CHARGE-OFFS
Florida	$3,779	$22,064	$799	$(18,285)	-82.9%	$2,980	n/m
Mississippi (1)	4,515	4,214	2,312	301	7.1%	2,203	95.3%
Tennessee (2)	1,291	48	166	1,243	n/m	1,125	n/m
Texas	576	(72)	302	648	n/m	274	90.7%
Total net charge-offs	$10,161	$26,254	$3,579	$(16,093)	-61.3%	$6,582	n/m

CREDIT QUALITY RATIOS
Net charge offs/average loans	0.58%	1.49%	0.20%
Provision for loan losses/average loans	0.83%	1.76%	0.28%
Nonperforming loans/total loans (incl LHFS)	1.53%	1.35%	0.64%
Nonperforming assets/total loans (incl LHFS)	2.00%	1.68%	0.73%
Nonperforming assets/total loans (incl LHFS) +ORE	1.99%	1.67%	0.73%
ALL/total loans (excl LHFS)	1.35%	1.26%	1.05%
ALL-commercial/total commercial loans	1.76%	1.67%	1.36%
ALL-consumer/total consumer and home mortgage loans	0.64%	0.60%	0.58%
ALL/nonperforming loans	86.33%	90.84%	159.23%

CAPITAL RATIOS
EOP equity/ EOP assets	10.44%	10.05%	10.18%
Average equity/average assets	10.44%	10.29%	10.20%
EOP tangible equity/EOP tangible assets	7.22%	6.88%	6.83%
Tier 1 leverage ratio	8.11%	7.87%	7.79%
Tier 1 risk-based capital ratio	9.86%	9.58%	9.20%
Total risk-based capital ratio	11.80%	11.46%	10.89%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions
n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION SEPTEMBER 30, 2008 ($ in thousands except per share data) (unaudited)

	Quarter Ended					Nine Months Ended
QUARTERLY AVERAGE BALANCES	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	9/30/2008	9/30/2007
Securities AFS-taxable	$822,995	$769,790	$353,079	$435,438	$525,858	$649,258	$620,614
Securities AFS-nontaxable	39,886	35,869	36,241	46,898	48,818	37,341	52,065
Securities HTM-taxable	184,001	186,047	189,604	192,878	194,356	186,542	196,341
Securities HTM-nontaxable	74,937	76,940	81,559	82,963	84,767	77,802	87,063
Total securities	1,121,819	1,068,646	660,483	758,177	853,799	950,943	956,083
Loans (including loans held for sale)	6,927,270	7,080,495	7,177,233	7,149,243	6,970,434	7,061,176	6,807,184
Fed funds sold and rev repos	17,401	30,567	22,921	25,960	30,201	23,607	45,868
Other earning assets	37,323	41,481	36,958	41,368	33,341	38,583	35,706
Total earning assets	8,103,813	8,221,189	7,897,595	7,974,748	7,887,775	8,074,309	7,844,841
Allowance for loan losses	(88,643)	(82,962)	(80,998)	(73,659)	(70,950)	(84,217)	(71,929)
Cash and due from banks	246,515	253,545	259,392	257,319	260,997	253,127	297,154
Other assets	810,449	782,986	775,722	765,939	759,626	789,792	749,314
Total assets	$9,072,134	$9,174,758	$8,851,711	$8,924,347	$8,837,448	$9,033,011	$8,819,380

Interest-bearing demand deposits	$1,222,087	$1,258,281	$1,233,892	$1,160,823	$1,166,548	$1,238,029	$1,195,398
Savings deposits	1,774,188	1,867,438	1,755,048	1,608,125	1,671,993	1,798,801	1,742,163
Time deposits less than $100,000	1,532,630	1,568,802	1,577,753	1,570,687	1,575,320	1,559,629	1,601,783
Time deposits of $100,000 or more	1,108,677	1,051,716	1,030,527	1,058,165	1,037,785	1,063,805	1,022,356
Total interest-bearing deposits	5,637,582	5,746,237	5,597,220	5,397,800	5,451,646	5,660,264	5,561,700
Fed funds purchased and repos	659,312	618,227	417,338	517,424	491,488	565,304	423,853
Short-term borrowings	156,880	202,778	252,234	413,676	314,264	203,792	220,381
Subordinated notes	49,728	49,720	49,712	49,703	49,696	49,720	49,688
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104	70,104	70,104
Total interest-bearing liabilities	6,573,606	6,687,066	6,386,608	6,448,707	6,377,198	6,549,184	6,325,726
Noninterest-bearing deposits	1,415,402	1,409,371	1,390,843	1,419,364	1,423,745	1,405,244	1,467,671
Other liabilities	136,229	134,237	141,741	137,197	135,469	137,395	127,900
Shareholders' equity	946,897	944,084	932,519	919,079	901,036	941,188	898,083
Total liabilities and equity	$9,072,134	$9,174,758	$8,851,711	$8,924,347	$8,837,448	$9,033,011	$8,819,380

PERIOD END BALANCES	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Cash and due from banks	$235,016	$296,628	$290,200	$292,983	$306,107
Fed funds sold and rev repos	14,782	23,901	16,022	17,997	28,625
Securities available for sale	907,629	908,949	585,746	442,345	519,920
Securities held to maturity	256,323	260,741	267,315	275,096	278,385
Loans held for sale	154,162	184,858	198,245	147,508	133,693
Loans	6,740,730	6,859,375	7,012,034	7,040,792	6,917,541
Allowance for loan losses	(90,888)	(86,576)	(81,818)	(79,851)	(72,368)
Net Loans	6,649,842	6,772,799	6,930,216	6,960,941	6,845,173
Premises and equipment, net	156,298	154,026	151,469	151,680	146,630
Mortgage servicing rights	78,550	76,209	59,047	67,192	73,253
Goodwill	291,145	291,145	291,210	291,177	291,177
Identifiable intangible assets	24,887	25,958	27,030	28,102	29,313
Other assets	317,639	319,835	280,653	291,781	258,711
Total assets	$9,086,273	$9,315,049	$9,097,153	$8,966,802	$8,910,987

Deposits:
Noninterest-bearing	$1,526,374	$1,443,553	$1,475,976	$1,477,171	$1,435,231
Interest-bearing	5,411,304	5,680,130	5,868,359	5,392,101	5,467,221
Total deposits	6,937,678	7,123,683	7,344,335	6,869,272	6,902,452
Fed funds purchased and repos	592,818	748,137	433,431	460,763	525,142
Short-term borrowings	369,037	260,812	93,453	474,354	340,598
Subordinated notes	49,733	49,725	49,717	49,709	49,701
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104
Other liabilities	117,905	126,703	168,772	122,964	115,453
Total liabilities	8,137,275	8,379,164	8,159,812	8,047,166	8,003,450
Common stock	11,944	11,938	11,938	11,933	11,933
Capital surplus	128,617	126,881	126,003	124,161	123,227
Retained earnings	824,768	814,674	810,369	797,993	787,356
Accum other comprehensive
loss, net of tax	(16,331)	(17,608)	(10,969)	(14,451)	(14,979)
Total shareholders' equity	948,998	935,885	937,341	919,636	907,537
Total liabilities and equity	$9,086,273	$9,315,049	$9,097,153	$8,966,802	$8,910,987

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION SEPTEMBER 30, 2008 ($ in thousands except per share data) (unaudited)

	Quarter Ended					Nine Months Ended
INCOME STATEMENTS	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	9/30/2008	9/30/2007
Interest and fees on loans-FTE	$105,706	$109,023	$119,641	$133,088	$129,394	$334,370	$373,583
Interest on securities-taxable	12,117	11,079	5,857	6,505	7,181	29,053	25,279
Interest on securities-tax exempt-FTE	1,946	1,943	2,086	2,352	2,422	5,975	7,591
Interest on fed funds sold and rev repos	98	168	179	317	397	445	1,830
Other interest income	407	475	572	501	482	1,454	1,615
Total interest income-FTE	120,274	122,688	128,335	142,763	139,876	371,297	409,898
Interest on deposits	32,860	36,881	43,363	47,911	50,423	113,104	152,464
Interest on fed funds pch and repos	3,123	3,019	3,073	5,499	5,898	9,215	14,725
Other interest expense	2,653	2,923	4,829	7,055	6,186	10,405	14,706
Total interest expense	38,636	42,823	51,265	60,465	62,507	132,724	181,895
Net interest income-FTE	81,638	79,865	77,070	82,298	77,369	238,573	228,003
Provision for loan losses	14,473	31,012	14,243	17,001	4,999	59,728	6,783
Net interest income after provision-FTE	67,165	48,853	62,827	65,297	72,370	178,845	221,220
Service charges on deposit accounts	13,886	13,223	12,564	13,908	13,849	39,673	40,271
Insurance commissions	9,007	8,394	8,256	7,630	8,983	25,657	27,656
Wealth management	6,788	7,031	7,198	6,969	6,507	21,017	18,786
General banking - other	5,813	6,053	5,788	6,177	6,111	17,654	18,699
Mortgage banking, net	4,323	6,708	11,056	4,967	2,503	22,087	7,057
Other, net	2,131	6,999	3,221	2,604	3,593	12,351	7,611
Nonint inc-excl sec gains, net	41,948	48,408	48,083	42,255	41,546	138,439	120,080
Security gains, net	2	58	433	2	23	493	110
Total noninterest income	41,950	48,466	48,516	42,257	41,569	138,932	120,190
Salaries and employee benefits	42,859	42,771	43,584	42,446	42,257	129,214	128,276
Services and fees	9,785	9,526	9,430	9,375	9,285	28,741	27,884
Net occupancy-premises	5,153	4,850	4,801	4,716	4,753	14,804	13,801
Equipment expense	4,231	4,144	4,074	4,165	3,922	12,449	11,874
Other expense	10,706	8,323	7,937	9,020	8,271	26,966	24,892
Total noninterest expense	72,734	69,614	69,826	69,722	68,488	212,174	206,727
Income before income taxes and tax eq adj	36,381	27,705	41,517	37,832	45,451	105,603	134,683
Tax equivalent adjustment	2,242	2,247	2,321	2,375	2,283	6,810	7,143
Income before income taxes	34,139	25,458	39,196	35,457	43,168	98,793	127,540
Income taxes	10,785	7,906	13,017	11,628	14,087	31,708	42,774
Net income	$23,354	$17,552	$26,179	$23,829	$29,081	$67,085	$84,766

Per Share Data
Earnings per share - basic	$0.41	$0.31	$0.46	$0.42	$0.51	$1.17	$1.47

Earnings per share - diluted	$0.41	$0.31	$0.46	$0.42	$0.51	$1.17	$1.46

Dividends per share	$0.23	$0.23	$0.23	$0.23	$0.22	$0.69	$0.66

Weighted average shares outstanding
Basic	57,298,710	57,296,449	57,283,240	57,272,408	57,267,119	57,292,821	57,856,420

Diluted	57,337,342	57,335,393	57,312,428	57,341,472	57,526,573	57,326,007	58,142,830

Period end shares outstanding	57,324,627	57,296,449	57,296,449	57,272,408	57,272,408	57,324,627	57,272,408

OTHER FINANCIAL DATA
ROA	1.02%	0.77%	1.19%	1.06%	1.31%	0.99%	1.29%
ROE	9.81%	7.48%	11.29%	10.29%	12.80%	9.52%	12.62%
Return on average tangible equity	15.16%	11.70%	17.59%	16.28%	20.41%	14.80%	20.19%
Interest margin - Yield - FTE	5.90%	6.00%	6.54%	6.94%	7.04%	6.14%	6.99%
Interest margin - Cost - FTE	1.90%	2.10%	2.61%	3.01%	3.14%	2.20%	3.10%
Net interest margin - FTE	4.01%	3.91%	3.92%	3.93%	3.89%	3.95%	3.89%
Rate on interest-bearing liabilities	2.34%	2.58%	3.23%	3.72%	3.89%	2.71%	3.84%
Efficiency ratio	58.85%	56.64%	56.64%	56.80%	57.98%	57.38%	59.60%
EOP Employees - FTE	2,623	2,637	2,627	2,612	2,635

COMMON STOCK PERFORMANCE
Market value-Close	$20.74	$17.65	$22.28	$25.36	$28.04
Book value	$16.55	$16.33	$16.36	$16.06	$15.85
Tangible book value	$11.04	$10.80	$10.81	$10.48	$10.25
Market/Book value	125.32%	108.08%	136.19%	157.91%	176.91%
Market/Tangible book value	187.83%	163.43%	206.20%	241.98%	273.56%

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION SEPTEMBER 30, 2008 ($ in thousands except per share data) (unaudited)

	Quarter Ended
NONPERFORMING ASSETS	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Nonaccrual loans
Florida	$71,125	$70,484	$49,654	$43,787	$19,536
Mississippi (1)	12,727	12,572	14,583	13,723	16,641
Tennessee (2)	4,012	5,216	6,550	4,431	4,956
Texas	17,418	7,039	7,207	3,232	4,316
Total nonaccrual loans	105,282	95,311	77,994	65,173	45,449
Other real estate
Florida	18,265	10,398	1,067	995	1,175
Mississippi (1)	6,062	5,258	1,741	1,123	917
Tennessee (2)	7,924	6,778	6,634	6,084	3,726
Texas	214	438	146	146	52
Total other real estate	32,465	22,872	9,588	8,348	5,870
Total nonperforming assets	$137,747	$118,183	$87,582	$73,521	$51,319

LOANS PAST DUE OVER 90 DAYS
Loans	$3,622	$3,056	$4,986	$4,853	$9,521
Loans HFS-Guaranteed GNMA serviced loans	20,332	15,809	15,868	11,847	9,539
Total loans past due over 90 days	$23,954	$18,865	$20,854	$16,700	$19,060

	Quarter Ended					Nine Months Ended
ALLOWANCE FOR LOAN LOSSES	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	9/30/2008	9/30/2007
Beginning Balance	$86,576	$81,818	$79,851	$72,368	$70,948	$79,851	$72,098
Provision for loan losses	14,473	31,012	14,243	17,001	4,999	59,728	6,783
Charge-offs	(12,732)	(28,820)	(15,176)	(11,904)	(6,417)	(56,728)	(14,886)
Recoveries	2,571	2,566	2,900	2,386	2,838	8,037	8,373
Net charge-offs	(10,161)	(26,254)	(12,276)	(9,518)	(3,579)	(48,691)	(6,513)
Ending Balance	$90,888	$86,576	$81,818	$79,851	$72,368	$90,888	$72,368

PROVISION FOR LOAN LOSSES
Florida	$3,167	$24,145	$9,557	$12,523	$3,364	$36,869	$3,940
Mississippi (1)	8,476	3,667	2,807	2,724	(798)	14,950	764
Tennessee (2)	27	2,440	779	1,056	1,153	3,246	781
Texas	2,803	760	1,100	698	1,280	4,663	1,298
Total provision for loan losses	$14,473	$31,012	$14,243	$17,001	$4,999	$59,728	$6,783

NET CHARGE-OFFS
Florida	$3,779	$22,064	$9,688	$3,665	$799	$35,531	$880
Mississippi (1)	4,515	4,214	1,574	3,999	2,312	10,303	4,738
Tennessee (2)	1,291	48	186	1,284	166	1,525	216
Texas	576	(72)	828	570	302	1,332	679
Total net charge-offs	$10,161	$26,254	$12,276	$9,518	$3,579	$48,691	$6,513

CREDIT QUALITY RATIOS
Net charge offs/average loans	0.58%	1.49%	0.69%	0.53%	0.20%	0.92%	0.13%
Provision for loan losses/average loans	0.83%	1.76%	0.80%	0.94%	0.28%	1.13%	0.13%
Nonperforming loans/total loans (incl LHFS)	1.53%	1.35%	1.08%	0.91%	0.64%
Nonperforming assets/total loans (incl LHFS)	2.00%	1.68%	1.21%	1.02%	0.73%
Nonperforming assets/total loans (incl LHFS) +ORE	1.99%	1.67%	1.21%	1.02%	0.73%
ALL/total loans (excl LHFS)	1.35%	1.26%	1.17%	1.13%	1.05%
ALL-commercial/total commercial loans	1.76%	1.67%	1.52%	1.48%	1.36%
ALL-consumer/total consumer and home mortgage loans	0.64%	0.60%	0.60%	0.59%	0.58%
ALL/nonperforming loans	86.33%	90.84%	104.90%	122.52%	159.23%

CAPITAL RATIOS
EOP equity/ EOP assets	10.44%	10.05%	10.30%	10.26%	10.18%
Average equity/average assets	10.44%	10.29%	10.53%	10.30%	10.20%
EOP tangible equity/EOP tangible assets	7.22%	6.88%	7.05%	6.94%	6.83%
Tier 1 leverage ratio	8.11%	7.87%	8.12%	7.86%	7.79%
Tier 1 risk-based capital ratio	9.86%	9.58%	9.42%	9.17%	9.20%
Total risk-based capital ratio	11.80%	11.46%	11.21%	10.93%	10.89%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS SEPTEMBER 30, 2008 ($ in thousands except per share data) (unaudited)

Note 1 – Financial Performance Non-GAAP Disclosures

Management is presenting, in the accompanying table, adjustments to net income as reported in accordance with generally accepted accounting principles resulting from significant items occurring during the periods presented.  Management believes this information will help users compare Trustmark’s current results to those of prior periods as presented in the table below.

	Quarter Ended					Nine Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	9/30/2008	9/30/2007

Net Income as reported-GAAP	$23,354	$17,552	$26,179	$23,829	$29,081	$67,085	$84,766

Adjustments (net of taxes):
Mastercard Class A Common	-	(3,308)	-	-	-	(3,308)	-
Visa Litigation Contingency	-	-	(936)	494	-	(936)	-
Correction of Accounting Error	-	-	-	(1,989)	-	-	-
Hurricane Katrina	-	-	-	-	-	-	(665)
	-	(3,308)	(936)	(1,495)	-	(4,244)	(665)

Net Income adjusted for specific items (Non-GAAP)	$23,354	$14,244	$25,243	$22,334	$29,081	$62,841	$84,101

MasterCard Class A Common
During the second quarter of 2008, MasterCard offered Class B shareholders the right to convert their stock into marketable Class A shares.  Trustmark exercised its right to convert its shares and sold them through a liquidation program.  The conversion and sale resulted in an after-tax gain of $3.3 million.

Visa Litigation Contingency
In the first quarter of 2008, Trustmark recognized a gain of $1.5 million resulting from the Visa initial public offering.  This gain more than offsets an accrual of $800 thousand that Trustmark recorded in the fourth quarter of 2007 for the Visa litigation contingency relating to the Visa USA Inc. antitrust lawsuit settlement with American Express and other pending Visa litigation (reflecting Trustmark’s share as a Visa member).

Correction of Accounting Error
Trustmark’s consolidated financial statements for the fourth quarter of 2007 included a pre-tax benefit of $3.2 million for the correction of an error relating to the amortization of deferred loan fees, which was included in interest income on loans.  Trustmark’s Management as well as the Audit and Finance Committee of the Board of Directors reviewed this accounting error utilizing Securities and Exchange Commission Staff Accounting Bulletins (SAB) Nos. 99 and 108 and believe the impact of this error was not material to the 2007 or prior period consolidated financial statements.

Hurricane Katrina
In the third quarter of 2005, immediately following in the aftermath of Hurricane Katrina, Trustmark estimated possible pre-tax losses resulting from this storm of $11.7 million.  Trustmark revised these estimates quarterly and any subsequent adjustments are reflected in the table above, net of taxes.  At September 30, 2008, the allowance for loan losses included $364 thousand related to possible Hurricane Katrina losses.

Note 2 – Loan Composition

LOANS BY TYPE	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Loans secured by real estate:
Construction, land development and other land loans	$1,062,319	$1,158,549	$1,212,052	$1,194,940	$1,155,737
Secured by 1-4 family residential properties	1,561,024	1,633,021	1,660,148	1,694,757	1,756,427
Secured by nonfarm, nonresidential properties	1,345,624	1,300,753	1,315,449	1,325,379	1,269,625
Other real estate secured	175,877	148,588	160,373	167,610	142,505
Commercial and industrial loans	1,328,035	1,313,620	1,286,578	1,283,014	1,241,772
Consumer loans	947,113	994,475	1,056,346	1,087,337	1,068,610
Other loans	320,738	310,369	321,088	287,755	282,865
Loans	6,740,730	6,859,375	7,012,034	7,040,792	6,917,541
Allowance for loan losses	(90,888)	(86,576)	(81,818)	(79,851)	(72,368)
Net Loans	$6,649,842	$6,772,799	$6,930,216	$6,960,941	$6,845,173

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS SEPTEMBER 30, 2008 ($ in thousands except per share data) (unaudited)

	September 30, 2008
LOAN COMPOSITION BY REGION	Total	Florida	Mississippi (Central and Southern Regions)	Tennessee (Memphis, TN and Northern MS Regions)	Texas
Loans secured by real estate:
Construction, land development and other land loans	$1,062,319	$301,509	$431,005	$83,454	$246,351
Secured by 1-4 family residential properties	1,561,024	90,790	1,262,966	175,296	31,972
Secured by nonfarm, nonresidential properties	1,345,624	176,512	740,749	211,522	216,841
Other real estate secured	175,877	12,518	131,863	13,601	17,895
Commercial and industrial loans	1,328,035	18,305	947,576	65,748	296,406
Consumer loans	947,113	3,008	900,113	31,450	12,542
Other loans	320,738	14,833	280,201	17,244	8,460
Loans	$6,740,730	$617,475	$4,694,473	$598,315	$830,467

CONSTRUCTION AND LAND DEVELOPMENT LOANS BY REGION
Lots	$130,368	$82,472	$28,021	$6,099	$13,776
Development	226,237	37,578	101,075	12,903	74,681
Unimproved land	323,041	111,548	131,937	34,337	45,219
1-4 family construction	190,603	29,265	84,537	12,832	63,969
Other construction	192,070	40,646	85,435	17,283	48,706
Construction and land development loans	$1,062,319	$301,509	$431,005	$83,454	$246,351

FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans (1)	Classified Loans (2)	Nonaccrual Loans	Impaired Loans (3)
Construction and land development loans:
Lots	$82,472	$20,834	$16,222	$11,082	$5,396
Development	37,578	18,979	18,979	15,980	6,766
Unimproved land	111,548	63,831	35,213	18,314	16,637
1-4 family construction	29,265	8,818	8,818	6,590	4,368
Other construction	40,646	28,133	17,259	12,627	6,498
Construction and land development loans	301,509	140,595	96,491	64,593	39,665
Commercial, commercial real estate and consumer	315,966	31,723	20,791	6,532	289

Total Florida loans	$617,475	$172,318	$117,282	$71,125	$39,954

FLORIDA CREDIT QUALITY	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss Reserve % of Non-Impaired Loans
Construction and land development loans:
Lots	$77,076	$4,647	6.03%
Development	30,812	2,035	6.60%
Unimproved land	94,911	4,935	5.20%
1-4 family construction	24,897	906	3.64%
Other construction	34,148	2,319	6.79%
Construction and land development loans	261,844	14,842	5.67%
Commercial, commercial real estate and consumer	315,677	6,892	2.18%

Total Florida loans	$577,521	$21,734	3.76%

(1)
Criticized loans include all classified loans as defined in (2) below as well as other loans that exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.

(2)	Classified loans include those loans identified by management as exhibiting well defined credit weaknesses that may jeopardize repayment in full of the debt.
(3)
All nonaccrual loans over $1 million are individually assessed for impairment in accordance with SFAS No. 114.  Impaired loans have been determined to be collateral dependent and assessed using a fair value approach.  Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals.  Appraised values are adjusted down for costs associated with asset disposal.  When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset’s net realizable value is charged off.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS SEPTEMBER 30, 2008 ($ in thousands except per share data) (unaudited)

Note 3 – Mortgage Banking

Trustmark utilizes derivative instruments to offset changes in the fair value of mortgage servicing rights (MSR) attributable to changes in interest rates. Changes in the fair value of the derivative instrument are recorded in mortgage banking income, net and are offset by the changes in the fair value of MSR, as shown in the accompanying table.  MSR fair values represent the effect of present value decay and the effect of changes in interest rates.  Ineffectiveness of hedging MSR fair value is measured by comparing total hedge cost to the fair value of the MSR asset attributable to market changes.  The impact of this strategy resulted in a net positive ineffectiveness of $0.8 million, $30 thousand, and $10.8 million for the quarters ended September 30, 2008 and 2007 and the nine months ended September 30, 2008, respectively, and net negative ineffectiveness of $0.8 million for the nine months ended September 30, 2007.

The following table illustrates the components of mortgage banking income included in noninterest income in the accompanying income statements:

	Quarter Ended					Nine Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	9/30/2008	9/30/2007
Mortgage servicing income, net	$4,002	$3,804	$3,747	$3,725	$3,503	$11,553	$10,459
Change in fair value-MSR from market changes	(903)	13,104	(10,193)	(8,143)	(5,268)	2,008	(1,323)
Change in fair value of derivatives	1,680	(10,453)	17,599	10,123	5,298	8,826	521
Change in fair value-MSR from runoff	(2,152)	(2,303)	(2,430)	(2,064)	(2,681)	(6,885)	(7,279)
Gain on sales of loans	1,875	2,542	1,078	1,594	1,224	5,495	4,065
Other, net	(179)	14	1,255	(268)	427	1,090	614
Mortgage banking, net	$4,323	$6,708	$11,056	$4,967	$2,503	$22,087	$7,057

Note 4 – Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:

	Quarter Ended					Nine Months Ended
	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	9/30/2008	9/30/2007
Securities – Taxable	4.79%	4.66%	4.34%	4.11%	3.96%	4.64%	4.14%
Securities – Nontaxable	6.74%	6.93%	7.12%	7.19%	7.19%	6.93%	7.29%
Securities – Total	4.99%	4.90%	4.84%	4.63%	4.46%	4.92%	4.60%
Loans	6.07%	6.19%	6.70%	7.21%	7.36%	6.33%	7.34%
FF Sold & Rev Repo	2.24%	2.21%	3.14%	4.84%	5.22%	2.52%	5.33%
Other Earning Assets	4.34%	4.61%	6.22%	4.80%	5.74%	5.03%	6.05%
Total Earning Assets	5.90%	6.00%	6.54%	6.94%	7.04%	6.14%	6.99%

Interest-bearing Deposits	2.32%	2.58%	3.12%	3.52%	3.67%	2.67%	3.67%
FF Pch & Repo	1.88%	1.96%	2.96%	4.22%	4.76%	2.18%	4.64%
Borrowings	3.81%	3.64%	5.22%	5.25%	5.65%	4.29%	5.78%
Total Interest-bearing Liabilities	2.34%	2.58%	3.23%	3.72%	3.89%	2.71%	3.84%

Net interest margin	4.01%	3.91%	3.92%	3.93%	3.89%	3.95%	3.89%

All periods prior to September 30, 2008 have been restated to include the addition of other earning assets, made up primarily of Federal Home Loan Bank and Federal Reserve Bank stock.

As discussed in Note 1, Trustmark corrected an accounting error in its consolidated financial statements resulting in a pre-tax benefit of $3.2 million for the quarter ended December 31, 2007. This error correction has been excluded in the table above.  Including this error correction, Trustmark’s loan yield for the quarter ended December 31, 2007 was 7.39%, while the net interest margin for the same time period was 4.09%.